UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 20, 2018
(Date of earliest event reported)

BBCMS Mortgage Trust 2018-C2
(Central Index Key Number 0001754913)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Central Index Key Number 0001558761)

(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-01	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 20, 2018, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2018-C2, Commercial Mortgage Pass-Through Certificates, Series 2018-C2.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “GNL Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement, the GNL Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.10.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Fidelis Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Fidelis Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.11.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Home Depot Technology Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Home Depot Technology Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.12.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Shelbourne Global Portfolio II” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Shelbourne Global Portfolio II Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.13.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “One River Place” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the One River Place Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.14.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Christiana Mall” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of August 9, 2018, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee (the “BBCMS 2018-CHRS Trust and Servicing Agreement”) and the Christiana Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.15.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Liberty Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of November 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer (the “Benchmark 2018-B7 Pooling and Servicing Agreement”) and the Liberty Portfolio Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.16.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Virginia Beach Hotel Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of October 1, 2018, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “WFCM 2018-C47 Pooling and Servicing Agreement”) and the Virginia Beach Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.17.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Moffett Towers – Buildings E,F,G” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.5 and which is dated as of October 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services, LLC, as operating advisor and as asset representations reviewer (the “DBGS 2018-C1 Pooling and Servicing Agreement”) and the Moffett Towers – Buildings E,F,G Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.18.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Zenith Ridge” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.6 and which is dated as of August 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services, LLC, as operating advisor and as asset representations reviewer (the “CD 2018-CD7 Pooling and Servicing Agreement”) and the Zenith Ridge Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.19.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Moffett Towers II – Building 1” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.7 and which is dated as of October 1, 2018, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee (the “Benchmark 2018-B6 Pooling and Servicing Agreement”) and the Moffett Towers II – Building 1 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.20.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “The Shops at Solaris” will be serviced and administered pursuant the Benchmark 2018-B7 Pooling and Servicing Agreement and The Shops at Solaris Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.21.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Alex Park South” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.8 and which is dated as of October 1, 2018, by and among Morgan Stanley Capital I, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “MSC 2018-L1 Pooling and Servicing Agreement”) and the Alex Park South Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.22.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Fair Oaks Mall” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.9 and which is dated as of October 1, 2018, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BANK 2018-BNK12 Pooling and Servicing Agreement”) and the Fair Oaks Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.23.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $788,175,578, were sold to Barclays Capital Inc. (“Barclays”), Cantor Fitzgerald & Co. (“CF&Co.”), KeyBanc Capital Markets Inc. (“KeyBanc”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, CF&Co. and KeyBanc, the “Underwriters”), pursuant to the underwriting agreement, dated as of December 4, 2018 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Group US Inc. and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On December 20, 2018, the Registrant also sold the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H-RR, Class J-RR, Class S and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $103,677,976, to Barclays, CF&Co. and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of December 4, 2018, between the Registrant, Barclays Group US Inc. and the Initial Purchasers. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2018-C2 (the “Issuing Entity”), a common law trust fund formed on December 20, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 84 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Bank PLC (“BBP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of December 4, 2018, between the Registrant and BBP, (ii) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of December 4, 2018, among the Registrant and SMC, (iii) Cantor Commercial Real Estate Funding, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of December 4, 2018, between the Registrant and CCRE, and (iv) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of December 4, 2018, between the Registrant and KeyBank.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated December 6, 2018 and as filed with the Securities and Exchange Commission on December 20, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

On December 20, 2018, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $788,175,578. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $8,160,498.21, were approximately $780,015,079.79. Of the expenses paid by the Registrant, approximately $123,059.27 were paid directly to affiliates of the Registrant, $781,448.50 in the form of fees were paid to the Underwriters, $110,468.75 were paid to or for the Underwriters and $7,145,521.68 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-226850) was originally declared effective on September 25, 2018.

Credit Risk Retention

The Horizontal Risk Retention Certificate (as defined in the Pooling and Servicing Agreement) was sold to Starwood CMBS Horizontal Retention BBCMS 2018-C2 LLC for $10,737,138 (representing 1.176% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. The VRR Interest (as defined in the Pooling and Servicing Agreement) represents 3.831% of the Certificate Balance, Notional Amount or Percentage Interest of each Class of Regular Certificates. If the Retaining Sponsor (as defined in the Pooling and Servicing Agreement) had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $45,660,067.31, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Regular Certificates, excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated November 26, 2018 and as filed with the Securities and Exchange Commission on November 26, 2018 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of December 4, 2018, between Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as underwriters, and Barclays Group US Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of August 9, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of November 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of October 1, 2018, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of October 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of August 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of October 1, 2018, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.8	Pooling and Servicing Agreement, dated as of October 1, 2018, by and among Morgan Stanley Capital I, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.9	Pooling and Servicing Agreement, dated as of October 1, 2018, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.10	Agreement Between Noteholders, dated as of November 9, 2018, by and among KeyBank National Association, as Initial Note A-1 Holder, and Société Générale Financial Corporation, as Initial Note A-2 Holder and Initial Note A-3 Holder.

Exhibit 4.11	Co-Lender Agreement, dated as of October 5, 2018, by and among Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, Starwood Mortgage Capital, as Initial Note A-2 Holder, and Starwood Mortgage Capital, as Initial Note A-3 Holder.

Exhibit 4.12	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of December 20, 2018, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-4 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-5 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-6 Holder.

Exhibit 4.14	Agreement Between Note Holders, dated as of November 26, 2018, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of August 9, 2018, by and among Barclays Bank PLC, as Initial Note 1 Holder, Société Générale, as Initial Note 2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note 3 Holder.

Exhibit 4.16	Agreement Between Note Holders, dated as of September 26, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as

Initial Note A-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-3 Holder, Barclays Bank PLC, as Initial Note A-4 Holder, Barclays Bank PLC, as Initial Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-6 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-7 Holder, and Citi Real Estate Funding Inc., as Initial Note A-8 Holder.

Exhibit 4.17	Agreement Between Noteholders, dated as of October 11, 2018, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder.

Exhibit 4.18	Co-Lender Agreement, dated as of October 30, 2018, between Deutsche Bank AG, acting through its New York Branch, as Note A-1-1 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-1-2 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-1-3 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-1-4 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-2 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-3 Holder, Deutsche Bank AG, acting through its New York Branch, as Note A-4 Holder, Goldman Sachs Mortgage Company, as Note A-5 Holder, Wells Fargo Bank, National Association, as Note A-6 Holder, and Wells Fargo Bank, National Association, as Note A-7 Holder.

Exhibit 4.19	Co-Lender Agreement, dated as of August 24, 2018, by and among Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, Starwood Mortgage Capital LLC, as Initial Note A-3 Holder, Starwood Mortgage Capital LLC, as Initial Note A-4 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-5 Holder.

Exhibit 4.20	Second Amended and Restated Co-Lender Agreement, dated as of October 12, 2018, between Wilmington Trust, National Association, as Trustee for the Registered Holders of Benchmark 2018-B6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-B6, as Note A-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2-1 Holder, Deutsche Bank AG, New York Branch, as Note A-2-2 Holder, Wilmington Trust, National Association, as Trustee for the Registered Holders of Benchmark 2018-B6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-B6, as Note A-3-1 Holder, Deutsche Bank AG, New York Branch, as Note A-3-2 Holder, Barclays Bank PLC, as Note A-4 Holder, and Wilmington Trust, National Association, as Trustee for the Registered Holders of Wells Fargo Commercial Mortgage Trust 2018-C46, Commercial Mortgage Pass-Through Certificates, as Note A-5 Holder.

Exhibit 4.21	Agreement Between Note Holders, dated as of October 10, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Cantor Commercial Real Estate Lending, L.P., as Initial Note A-2 Holder.

Exhibit 4.22	Agreement Between Noteholders, dated as of September 24, 2018, by and among KeyBank National Association, as Initial Note A-1 Holder, and KeyBank National Association, as Initial Note A-2 Holder.

Exhibit 4.23	Agreement Between Noteholders, dated as of April 27, 2018, by and between Bank of America, N.A., as Initial Note A-1-1 Holder, Bank of America, N.A., as Initial Note A-1-2 Holder, Barclays Bank PLC, as Initial Note A-2-1 Holder, Barclays Bank PLC, as Initial Note A-2-2 Holder, Barclays Bank PLC, as Initial Note A-2-3 Holder, Bank of

America, N.A., as Initial Note B-1 Holder, and Barclays Bank PLC, as Initial Note B-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2018.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 20, 2018 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 4, 2018.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of December 4, 2018, between Barclays Bank PLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of December 4, 2018, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of December 4, 2018, between Cantor Commercial Real Estate Lending, L.P., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of December 4, 2018, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.5	Primary Servicing Agreement, dated as of December 1, 2018, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

Exhibit 99.6	Sub-Servicing Agreement, dated as of December 1, 2018, between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC, dba Newmark Knight Frank, as sub-servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2018	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer